Supplemental financial information - Other income (expense), net (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Other Income and Expenses [Abstract]
Interest income	$ 10		$ 8		$ 11
Net gains on investments	18		18		6
Tax interest income (expense)	(10)		32		1
Other	(1)	[1]	(11)	[1]	(13)	[1]
Total	17		47		5
Lease income	15
Aggregate amount of non-cancellable future lease payments	$ 54

[1]	Includes lease income of approximately $15 million per year, primarily from the purchaser of a former business. As of December 31, 2013, the aggregate amount of non-cancellable future lease payments to be received from these leases is $54 million. These leases contain renewal options. Other also includes miscellaneous non-operational items such as losses related to former businesses, including settlements in 2012 and 2011; gains and losses from currency exchange rate changes; and gains and losses from our derivative financial instruments, primarily forward foreign currency exchange contracts.